Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 24, 2025, by and among GXO LOGISTICS, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), which amends that certain CREDIT AGREEMENT (as amended, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement” and as modified by this Amendment, the “Credit Agreement”) dated as of March 29, 2024, among the Borrower, the lenders from time to time party thereto (the “Lenders”), certain Agents, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth herein;

WHEREAS, Section 8.02 of the Existing Credit Agreement permits the Existing Credit Agreement to be amended from time to time by the Borrower, the Administrative Agent and the Lenders; and

WHEREAS, the Borrower, the Administrative Agent and each Lender constituting the Required Lenders desire to amend the Existing Credit Agreement on the terms set forth herein;

NOW, THEREFORE, it is agreed:

SECTION 1.         Defined Terms. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2.         Amendment. The Borrower and the Administrative Agent agree that, effective as of the Amendment Effective Date (as defined below), the defined term “Consolidated Leverage Ratio” in the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Indebtedness for Borrowed Money as of such date minus (ii) the lesser of (x) $400,000,000 and (y) the aggregate amount of unrestricted cash and cash equivalents as of such date, in each case for the Borrower and its Subsidiaries on a consolidated basis, to (b) Consolidated EBITDA for the most recently completed four fiscal quarters.

SECTION 3.         Conditions to Effectiveness of Amendment. This Amendment shall become a binding agreement of the parties hereto and the agreements set forth herein, and the amendment set forth in Section 2 shall become effective on the date on which the Administrative Agent (or its counsel) shall have received from the Borrower and each of the Required Lenders either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include email or facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment (such date, the “Amendment Effective Date”). The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error.

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SECTION 4.         Effects on Loan Documents. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. From and after the Amendment Effective Date, all references to the Existing Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement. Except as expressly amended pursuant to the terms hereof, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.

SECTION 5.         Miscellaneous.

(a)            The Borrower represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties are qualified with “materiality” or “Material Adverse Effect” or similar terms, in which case such representations and warranties shall be true and correct in all respects) on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except to the extent such representations and warranties are qualified with “materiality” or “Material Adverse Effect” or similar terms, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date and (ii) no Default exists on the Amendment Effective Date.

(b)            The provisions of Sections 9.10 (Confidentiality); 14.01 (Counterparts; Effectiveness); 14.02 (Electronic Execution); 15.01 (Choice of Law); 15.02 (Consent to Jurisdiction); and 15.03 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GXO LOGISTICS, INC.

By:	/s/ Baris Oran
	Name:	Baris Oran
	Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Denise Jones
	Name:	Denise Jones
	Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender and an Issuing Lender

By:	/s/ Jason Yakabu
	Name:	Jason Yakabu
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC, as a Lender and as an Issuing Lender

By:	/s/ Charlene Saldanha
	Name:	Charlene Saldanha
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and as an Issuing Lender

By:	/s/ Paul Arens
	Name:	Paul Arens
	Title:	Director

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

By:	/s/ Marko Lukin
	Name:	Marko Lukin
	Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Goldman Sachs Bank USA, as a Lender

By:	/s/ Priyankush Goswami
	Name:	Priyankush Goswami
	Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

Royal Bank of Canada, as a Lender

By:	/s/ Mark Tarnecki
	Name:	Mark Tarnecki
	Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

Regions Bank, as a Lender

By:	/s/ Tyler Sherman
	Name:	Tyler Sherman
	Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Truist Bank, as a Lender

By:	/s/ Chris Hursey
	Name:	Chris Hursey
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter M. Williams
	Name:	Peter M. Williams
	Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement